POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1993 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, her true and lawful attorneys, for her and in her name, place and stead, and in her office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as she might or could do if personally present, hereby ratifying and confirming in all respects all that said H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE, or any of them as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set her hand and seal this 3rd day of March 1994.




                              Signature /s/ Linda C. Taliaferro
                                        Linda C. Taliaferro


                              Office    Director

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1993 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE, or any of them as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 3rd day of March 1994.




                              Signature /s/ Victor J. Blanchet, Jr.
                                        Victor J. Blanchet, Jr.


                              Office    Director, President,
                                          Chief Operating Officer
                                          and Acting Chief Executive
                                          Officer

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1993 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE, or any of them as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 3rd day of March 1994.




                              Signature /s/ Patrick J. Chambers, Jr.
                                        Patrick J. Chambers, Jr.


                              Office    Director, Senior Vice President
                                          and Chief Financial Officer

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1993 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE, or any of them as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 28th day of March 1994.




                              Signature /s/ Terry L. Dittrich
                                        Terry L. Dittrich


                              Office    Acting Controller

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1993 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE, or any of them as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 3rd day of March 1994.




                              Signature /s/ Ralph M. Baruch
                                        Ralph M. Baruch


                              Office    Director

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1993 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE, or any of them as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 3rd day of March 1994.




                              Signature /s/ Kenneth D. McPherson
                                        Kenneth D. McPherson


                              Office    Director

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1993 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE, or any of them as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 3rd day of March 1994.




                              Signature /s/ Frank A. McDermott, Jr.
                                        Frank A. McDermott, Jr.


                              Office    Director

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1993 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE, or any of them as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 3rd day of March 1994.




                              Signature /s/ James F. O'Grady, Jr.
                                        James F. O'Grady, Jr.


                              Office    Director

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1993 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE, or any of them as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 3rd day of March 1994.




                              Signature /s/ H. Kent Vanderhoef
                                        H. Kent Vanderhoef


                              Office    Director, Acting Chairman
                                          of the Board of Directors

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1993 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE, or any of them as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 3rd day of March 1994.




                              Signature /s/ John F. White
                                        John F. White

                              Office    Director

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1993 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE, or any of them as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 3rd day of March 1994.




                              Signature /s/ J. Fletcher Creamer
                                        J. Fletcher Creamer

                              Office    Director

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1993 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said H. KENT VANDERHOEF, VICTOR J. BLANCHET, JR. and VICTOR A. ROQUE, or any of them as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 3rd day of March 1994.




                              Signature /s/ Michael J. Del Giudice
                                        Michael J. Del Giudice

                              Office    Director